UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023

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RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)
Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Novo Amendment

On February 2, 2023, Recruiter.com Group, Inc. (the “Company”) entered into a Consent and Amendment No. 1 to Promissory Note with Novo Group, Inc. (“Novo”) and Montage Capital II, L.P. (solely with respect to Section 2 thereof) (“Montage”) effective November 1, 2022 (the “Novo Amendment”). The Novo Amendment modifies the Promissory Note issued to Novo on August 27, 2021 (the “Novo Note”) by amending the payment schedule pursuant to which the Company shall make payments of principal and interest to Novo, as further described in the Novo Amendment.

The summary of the Novo Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Novo Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Montage Amendment

On February 2, 2023, the Company entered into a First Amendment to Loan and Security Agreement (the “Montage Amendment”), by and between the Company, its subsidiaries (Recruiter.com, Inc., Recruiter.com Recruiting Solutions, LLC, Recruiter.com Consulting, LLC, VocaWorks, Inc., Recruiter.com Scouted, Inc., Recruiter.com Upsider, Inc., and Recruiter.com - OneWire, Inc.), and Montage, effective as December 18, 2022. The Montage Amendment modifies that certain Loan and Security Agreement by and among the Company, its subsidiaries, and Montage to provide the Company with additional time to meet certain post-closing covenants.

The summary of the Montage Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Montage Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Warrant Amendments

On February 3, 2023, the Company entered into amendments (the “Warrant Amendments”) to Common Stock Purchase Warrants issued on August 17, 2022 (the “Warrants”) to each of Cavalry Fund I LP, Firstfire Global Opportunities Fund LLC, and Porter Partners, L.P. (the “Warrantholders”). The Warrant Amendments modify the time period until the Warrantholders are permitted to exercise the Warrants by means of a “cashless exercise.” In addition, the Warrant Amendments lower the exercise price of the Warrants to $0.38 per warrant share, as further described in the Warrant Amendments. As a result of the lowered exercise price of the Warrants, the exercise price of warrants issued by the Company on May 28, 2020, January 5, 2021, January 20, 2021, August 17, 2022, and August 30, 2022, will be automatically lowered to $0.38 per warrant share.

The summary of the Warrant Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant Amendments, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
4.1	Form of First Amendment to Common Stock Purchase Warrant dated as of February 3, 2023.
10.1	Consent and Amendment No. 1 to Promissory Note, by and between the Company, Novo Group, Inc., and Montage Capital II, L.P. dated February 2, 2023 and effective as of November 1, 2022.
10.2	First Amendment to Loan and Security Agreement, by and among the Company, its subsidiaries, and Montage Capital II, L.P. dated February 2, 2023 and effective December 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recruiter.com Group, Inc.

Date: February 8, 2023	/s/ Evan Sohn
Evan Sohn
Chief Executive Officer

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